UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No. 1 to the Current Report on Form 8-K of Valassis Communications, Inc. filed with the Securities and Exchange Commission on December 18, 2007 is intended to furnish under Items 7.01 and 9.01 certain information previously inadvertently filed with the Commission under Items 8.01 and 9.01. Accordingly, this Amendment No. 1 deletes in its entirety the information previously filed under Items 8.01 and 9.01 and replaces it with the information furnished under Items 7.01 and 9.01 hereto. The information included herein, including the exhibits attached hereto, is identical to that which was previously filed.

Item 7.01. Regulation FD Disclosure.

On December 18, 2007, Valassis Communications, Inc. (the “Company”) issued a press release announcing its financial guidance for 2008. The full text of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 7.01 as if fully set forth herein.

The information furnished pursuant to this Current Report on Form 8-K/A (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Valassis Communications, Inc., dated December 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Robert L. Recchia
Date: December 18, 2007	Name:	Robert L. Recchia
	Title:	Executive Vice President and Chief Financial Officer

Exhibit No.	Description

99.1	Press release issued by Valassis Communications, Inc., dated December 18, 2007.